Exhibit (10) JJ.

NOTICE OF AWARD OF RESTRICTED STOCK

GRANTED TO ________________________

EFFECTIVE _______________

PURSUANT TO THE

2005 OMNIBUS LONG-TERM COMPENSATION PLAN

APPROVED BY:

Action by the
Executive Compensation and
Development Committee Effective
_______________, __________

Award Notice
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NOTICE OF AWARD OF RESTRICTED STOCK
GRANTED TO ___________________
EFFECTIVE _____________
PURSUANT TO THE
2005 OMNIBUS LONG-TERM COMPENSATION PLAN

1.

Background.  Under Article 10 of the 2005 Omnibus Long-Term Compensation Plan (the “Plan”), the Executive Compensation and Development Committee (the “Committee”) may, among other things, award restricted shares of Kodak’s Common Stock to Kodak’s non-employee Directors, subject to such terms, conditions and restrictions as it deems appropriate.

2.

Award.  Effective ___________ (“Grant Date”), the Committee granted to ________________ (the “Participant”) an Award of ______________ (________) restricted shares of Common Stock (“Restricted Shares”).  This Award was granted under the Plan, subject to the terms and conditions of the Plan and those set forth in this Notice of Award of Restricted Stock (“Award Notice”).  To the extent there are any inconsistencies between the terms of the Plan and this Award Notice, the terms of the Plan will control.

3.	Terms and Conditions of Restricted Shares. The following terms and conditions will apply to the Restricted Shares:

(a)

Issuance.  The Restricted Shares awarded to the Participant will be evidenced by a book entry recorded by Kodak’s transfer agent in an account established by the transfer agent on behalf of the Participant.  This book entry will indicate that the Restricted Shares are restricted under the terms of this Award Notice.  The Participant will be a shareowner of all the shares represented by this book entry.  As such, the Participant will have all the rights of a shareowner with respect to the Restricted Shares, including but not limited to, the right to vote such shares and to receive all dividends and other distributions (subject to Section 3(b)) paid with respect to them; provided, however, that the Restricted Shares will be subject to the restrictions in Section 3(d).

(b)

Stock Splits, Dividends, etc.  If under Section 6.2 of the Plan, entitled “Adjustment to Shares,” the Participant, as the owner of the Restricted Shares, becomes entitled to new, additional, or different shares of stock or securities: (i) Kodak’s transfer agent will adjust its book entry for the Participant to reflect such new, additional, or different shares of stock or securities; and (ii) such new, additional, or different shares of stock or securities will be subject to the restrictions provided for in Section 3(d) below.

Award Notice
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(c)

Restriction Period.  The Restricted Shares will be subject to ____  “Restriction Periods.”  The Restriction Period for _______ of the Restricted Shares will begin on the Grant Date and terminate, subject to Section 4 below, on _____________.

(d)	Restrictions on Restricted Shares. The restrictions to which the Restricted Shares are subject are:

(i)

Nonalienation.  During their Restriction Period, the Restricted Shares may not be sold, exchanged, transferred, assigned, pledged, hypothecated, or otherwise disposed of except by will or the laws of descent and distribution.  Any attempt by the Participant to dispose of a Restricted Share in any such manner will result in the immediate forfeiture of such Restricted Share and all other Restricted Shares then held by Kodak’s transfer agent on the Participant’s behalf.

(ii)

Continuous Board Membership.  The Participant must remain continuously a member of Kodak’s Board of Directors throughout the Restriction Period in order to receive the Restricted Shares that are subject to that Restriction Period.  Thus, except as set forth in Section 4 below, if the Participant’s Board membership terminates for any reason, whether voluntarily or involuntarily, during a Restriction Period, the Participant will immediately forfeit all of the Restricted Shares subject to that Restriction Period.

(e)

Lapse of Restrictions.  The restrictions set forth in Section 3(d) above, with respect to a Restricted Share, will, unless the Restricted Share is forfeited sooner, lapse upon the expiration of such Restricted Share’s Restriction Period.

Award Notice
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4.	Cessation of Board Membership.

(a)

Retirement or Approved Reason.  Notwithstanding Section 3 above to the contrary, if the Participant’s Board membership is terminated by reason of Retirement or an Approved Reason, the Restricted Shares will not be forfeited by reason of such termination and the Restriction Period(s) on such Restricted Shares will terminate as of the date of such termination.

(b)

Death.  Notwithstanding Section 3 above to the contrary, if the Participant’s Board membership is terminated by reason of death, the Participant’s estate will receive all of the Restricted Shares then held on the Participant’s behalf by Kodak’s transfer agent and the Restriction Period(s) on such Restricted Shares will terminate as of the date of the Participant’s death.

5.

Issuance of Shares of Common Stock.  Upon the lapse of a Restriction Period, Kodak will, unless the Restricted Shares are sooner forfeited, promptly instruct its transfer agent to reflect on its books those Restricted Shares that are no longer restricted.  Upon the Participant’s request, the transfer agent will deliver to the Participant a stock certificate for the  number of unrestricted shares held in the Participant’s account.

6.	Definitions.

(a)

Any defined term used in this Award Notice, other than that set forth in Section 6(b) below, will have the same meaning for purposes of this document as that ascribed to it under the terms of the Plan.

	(b)	The following definitions will apply to this Award Notice:

(i)

Approved Reason.  For purposes of this Award Notice, “Approved Reason” means a reason for terminating Board membership with the Company which, in the opinion of the Committee, is in the best interests of the Company.

(ii)

Deferred Account.  For purposes of this Award Notice, “Deferred Account” means the bookkeeping account established by Kodak for the Participant if he elects to defer all or a portion of his Award under Section 10 pursuant to the terms and conditions of the Deferred Compensation Plan for Directors.

Award Notice
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(iii)

Interest Rate.  For purposes of this Award Notice, “Interest Rate” means the base rate, as reported in the “Money Rates” section of The Wall Street Journal, on corporate loans posted by at least 75% of the nation’s 30 largest banks (known as the “Prime Rate”).

		(iv)	Retirement. For purposes of this Award Notice, “Retirement” means voluntary cessation of the Participant’s Board membership on or after the Participant’s 70th birthday.

		(v)	Valuation Date. For purposes of this Award Notice, “Valuation Date” means the last business day of each calendar month.

7.

Effect of Award Notice.  This Award Notice, including its reference to the Plan, constitutes the entire understanding between the Company and the Participant concerning the Award and supersedes any prior notices, letters, statements or other documents issued by the Company relating to the Award and all prior agreements and understandings between the Company and the Participant, whether written or oral, concerning the Award.

8.

Administration.  The Committee will have full and absolute authority and discretion, subject to the provisions of the Plan, to interpret, construe and implement this Award Notice, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary, appropriate or advisable for its administration.  All such Committee determinations will be final, conclusive and binding upon any and all interested parties and their heirs, successors, and personal representatives.

9.

Tax Consequences.  No person connected with this Award Notice in any capacity, including, but not limited to, Kodak and its Subsidiaries and their respective directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the Award.

10.	Election to Defer Award. The terms of this Section 10 will only apply if the Participant has made a timely election to defer in accordance with the terms of this section.

(a)

In General.  Pursuant to the terms of this Section 10, the Participant was given the opportunity in December 2004to defer receipt of all or a portion of the Award.  The Participant was also given the opportunity at that time to elect to receive payment of the deferred Award in either a single sum or in ten (10) annual installments, payable in each case following the termination of the Participant’s Board membership with Kodak.

Award Notice
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(b)	Time of Election. If the Participant wished to defer any of the Restricted Shares, he had to timely complete the election form referred to in Section 10(a), above.

(c)

Manner of Electing Deferral.  If the Participant wished to defer any of the Restricted Shares, he had to do so by irrevocably executing and returning the election form referred to in Section 10(a), above.

(d)

Procedure for Crediting Deferral.  If the Participant made a valid election to defer in accordance with the terms of this Section 10, the book entry account maintained by Kodak’s transfer agent to evidence the Restricted Shares will be reduced by the number of Restricted Shares the Participant elects to defer.  In return, Kodak will credit the Participant’s Deferred Account by an equal number of units of Common Stock.

(e)

Restrictions.  The units of Common Stock credited to the Participant’s Deferred Account pursuant to Section 10(d) above or pursuant to Sections 10(f) or 10(g) below, but only to the extent such units are attributable to units that were previously credited pursuant to Section 10(d), will be subject to the restrictions described in Section 3(d).  These restrictions will lapse in accordance with the provisions of Section 3(e).

(f)

Stock Dividends.  Effective as of the payment date for each stock dividend (as defined in Section 305 of the Code) on the Common Stock, additional units of Common Stock will be credited to the Participant’s Deferred Account in accordance with the terms and conditions of the Deferred Compensation Plan for Directors.

(g)

Recapitalization.  If Kodak undergoes a reorganization (as defined in Section 368(a) of the Code), the restricted units of Common Stock will be treated in accordance with the terms and conditions of the Deferred Compensation Plan for Directors.

(h)

Dividend Equivalents.  Effective as of the payment date for each cash dividend on the Common Stock, additional units of Common Stock will be credited to the Participant’s Deferred Account in accordance with the terms and conditions of the Deferred Compensation Plan for Directors.  Any units credited to the Participant’s Deferred Account pursuant to the terms of this Section 10(h) will not be subject to the restrictions set forth in Section 3(d).

Award Notice
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(i)

Termination of Board Membership Prior to Last Day of the Restriction Period.  If the Participant’s Board membership terminates prior to the last day of the Restriction Period, the terms of this Section 10(i) will apply.

(i)

Death.  Notwithstanding Section 3(c) above to the contrary, if the termination of Board membership is due to the Participant’s death, the Restriction Period on the restricted units of Common Stock that are then credited to the Participant’s Deferred Account will terminate on the date of his death.  Unless sooner forfeited under the terms of this Award Notice or the Plan, the restrictions set forth in Section 3(d) above on such restricted units will terminate and all of the units then credited to the Participant’s Deferred Account will be distributed in accordance with the terms and conditions of the Deferred Compensation Plan for Directors.

(ii)

Retirement or Termination of Board Membership for an Approved Reason.  Notwithstanding Section 3(c) above to the contrary, if the Participant’s Board membership terminates due to Retirement or for an Approved Reason, the restricted units of Common Stock held in the Participant’s Deferred Account will not be forfeited by virtue of his termination of Board membership and the Restriction Period on the restricted units of Common Stock that are then credited to the Participant’s Deferred Account will terminate on the date of such termination.  Unless sooner forfeited under the terms of this Award Notice or the Plan, the restrictions set forth in Section 3(d) above on such restricted units of Common Stock will terminate and all of the units then credited to the Participant’s Deferred Account will be distributed in accordance with the terms and conditions of the Deferred Compensation Plan for Directors.

(iii)

Termination of Board Membership for Other Than Death, Retirement or an Approved Reason.  If the Participant terminates his Board membership for other than Death, Retirement or an Approved Reason, the Participant will only be entitled to receive from his Deferred Account payment for those units of Common Stock that are not then subject to the restrictions set forth in Section 3(d).  Payment of such units shall be made in accordance with the terms and conditions of the Deferred Compensation Plan for Directors.  All of the remaining units in the Participant’s Deferred Account will be immediately forfeited.

Award Notice
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(j)

Termination of Board Membership on or After the Last Day of the Restricted Period.  If the Participant terminates Board membership on or after the last day of the Restricted Period, the terms of this Section 10(j) will apply.

(i)

Death.  If the Participant’s termination of Board membership is due to his or her death, payment of the deceased Participant’s Deferred Account will be made in accordance with the provisions of Section 10(l).

(ii)

Termination of Board Membership for Other Than Death.  If the Participant terminates Board membership on or after the last day of the Restricted Period for any reason other than death, the Participant’s Deferred Account will be paid in accordance with Section 10(k).

(k)	Payment From Deferred Account. No withdrawal will be permitted from a Participant’s Deferred Account except as provided in Sections 10(i), 10(j), 10(k) and 10(l).

	(i)	Manner of Payment. Payment of the Participant’s Deferred Account shall be made in accordance with the election made by the Participant pursuant to Section 10(a).

(ii)

Form of Payment.  Payment from the Participant’s Deferred Account shall, at the sole and absolute discretion of the Committee, be made in cash or Common Stock, or a combination thereof.  Payment in Common Stock shall be made by Kodak instructing its transfer agent to reflect, in an account of the Participant on the books of the transfer agent, the shares of Common Stock that are to be delivered to the Participant.  Upon the Participant’s request, the transfer agent will deliver to the Participant a stock certificate for the number of shares of Common Stock held in that account of the Participant.

Award Notice
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(iii)

Timing of Payment. Payment of the deferred Award (or in the applicable case, the first installment thereof) is to be made as soon as administratively practicable, in accordance with applicable laws, after the later of the 6-month anniversary of the date the Participant terminates Board membership, or the first business day in March of the year immediately following the year in which the Participant terminates Board membership. Payment of any subsequent installments due to the Participant shall be made as soon as administratively practicable, in accordance with applicable laws, after the first business day in each succeeding March.

(iv)

Valuation.  If payment of the Participant’s Deferred Account is to be paid in installments, the amount of each payment shall be equal to the Fair Market Value, as of the immediately preceding Valuation Date, of the Participant’s Deferred Account, divided by the number of installments remaining to be paid.

(l)	Payment Due to Death. If the Participant’s Board membership terminates due to death prior to complete payment of his Deferred Account, the provisions of this Section 10(l) will apply.

	(i)	Units of Common Stock. The Participant’s estate will be entitled to all of the Participant’s units of Common Stock that are then credited to his or her Deferred Account on the date of his death.

(ii)

Valuing Deferred Account.  Effective as of the Valuation Date immediately preceding or coincident with the date of the Participant’s death, the Participant’s Deferred Account will be credited with a dollar amount equal to the value of the units of Common Stock then held in such account.  The value of such units of Common Stock will be obtained by multiplying the number of units in the deceased Participant’s Deferred Account on the date of his death by the Market Value of the Common Stock on such Valuation Date.  Thereafter, such amount shall earn interest at the Interest Rate until distributed in accordance with Section 10(l)(iii).

(iii)

Distribution.  The balance of the Participant’s Deferred Account as determined pursuant to Section 10(l)(ii) and all interest accrued thereon will be paid in a single, lump-sum cash payment to the deceased Participant’s estate within 30 days after appointment of a legal representative of the deceased Participant.

Award Notice
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(m)

No Deferral Prohibited by Law.  The Participant shall not be permitted to defer receipt of all or part of the Award granted under this Award Notice where such deferral is either impractical under or prohibited by any applicable governmental law, regulation, rule or administrative action, including without limitation Section 409A of the Code.  In such case, any deferral election made by the Participant shall be null and void.

11.	Miscellaneous.

(a)

Headings.  The headings of the Sections of the Award Notice have been prepared for convenience and reference only and will not control, affect the meaning, or be taken as the interpretation of any provision of the Award Notice.

(b)

Applicable Law.  All matters pertaining to this Award Notice, (including its interpretation, application, validity, performance and breach), will be governed by, construed and enforced in accordance with the laws of the State of New York (except as superseded by applicable Federal Law) without giving effect to principles of conflicts of law.

	(c)	Amendment. The Committee may, from time to time, amend this Award Notice in any manner.